Long-Term Loans, Net of Current Maturities (Details) - Schedule of Linkage Terms and Interest Rates - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Schedule of Linkage Terms and Interest Rates [Abstract]
Weighted interest rate	8.27%
Long-term loans, net of current maturities	$ 1,320	$ 1,880
Less - current maturities	(170)	(586)
Total amount of the loans	$ 1,150	$ 1,294